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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 21, 2001


                               WEBVAN GROUP, INC.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


           000-27541                                     77-0446411
-------------------------------             ------------------------------------
     (Commission File No.)                      (IRS Employer Identification
                                                           Number)


                               310 Lakeside Drive
                          Foster City, California 94404
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                    (Address of principal executive offices)


                                 (650) 627-3000
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              (Registrant's telephone number, including area code)


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Item 3.    Bankruptcy.
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     On August 21, 2001, Webvan Group, Inc., along with its subsidiaries,
Webvan-Bay Area, Inc., Webvan Operations, Inc. and HomeGrocer.com, Inc., filed their July Monthly Operating Reports with the United Stated Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), copies of which are attached hereto as Exhibit 99.1 and incorporated herein in their entirety. Copies of any bank statements and tax returns originally filed with the Bankruptcy Court as part of the July Monthly Operating Reports have been omitted.

     THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


Item 7.    Exhibits.
           --------

     July Monthly Operating Reports of Webvan Group, Inc., Webvan-Bay Area, Inc., Webvan Operations, Inc. and HomeGrocer.com, Inc. filed on August 21, 2001.


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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Webvan Group, Inc.

Dated:  September 5, 2001           By: /s/ Mark Holtzman
                                        ----------------------------------------
                                        Mark Holtzman
                                        Vice President, Controller


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